UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-22632

Exact name of registrant as specified in charter:	Prudential Short Duration High Yield Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	5/31/2015

Date of reporting period:	5/31/2015

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»CLOSED-END FUNDS

PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.

ANNUAL REPORT • MAY 31, 2015

Objective

High level of current income

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIM is a Prudential Financial company. © 2015 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

July 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Short Duration High Yield Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended May 31, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short Duration High Yield Fund, Inc.

Prudential Short Duration High Yield Fund, Inc.	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in higher-rated, below-investment-grade fixed income instruments*. The Fund seeks to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less.

*There can be no guarantee the Fund will achieve its objective. Higher-rated high yield bonds, commonly referred to as “junk bonds,” are below investment grade and are considered speculative. They are rated Ba, B by Moody’s Investors Service, Inc. (Moody’s); BB, B by Standard & Poor’s Ratings Services (S&P) or Fitch, Inc. (Fitch); or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated, are considered by PIM to be of comparable quality.

Performance Snapshot as of 5/31/15
Price Per Share	Total Return For 12-Months Ended 5/31/15
$17.84 (NAV)		3.50%
$15.75 (Market Price)	–	2.92%

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Source: Prudential Investments LLC.

Key Fund Statistics as of 5/31/15
Duration	2.2 years	Average Maturity	3.7 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the Fund’s bonds.

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Credit Quality expressed as a percentage of total investments as of 5/31/15
BBB	2.9%
BB	45.5
B	44.5
CCC	6.6
Cash/Cash Equivalents	0.5
Total Investments	100.0%

Source: PIM

Credit ratings reflect the highest rating assigned by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P) or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, Moody’s ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Credit ratings are subject to change.

Yield and Dividends as of 5/31/15
Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 5/31/15
$1.586	$0.1225	9.33%

Yield at market price is the annualized rate determined by dividing current monthly dividend paid per share by the market price per share as of May 31, 2015.

Prudential Short Duration High Yield Fund, Inc.	3

Strategy and Performance Overview

How did the Fund perform?

For the 12-month reporting period that ended May 31, 2015, the Prudential Short Duration High Yield Fund’s NAV per share decreased by $0.98, from $18.82 to $17.84. Including the reinvestment of dividends, the Fund returned 3.50% for the period, outperforming the 2.46% gain of the Barclays US High Yield Ba/B 1–5 Year 1% Issuer Constrained Index (the Index). The Fund outperformed the 1.50% gain of the Lipper High Current Yield Funds (Leveraged) Average. The Fund’s market price decreased by $2.09 from $17.84 to $15.75 for the period, and its market price total return, including the reinvestment of dividends, was –2.92%.

What were conditions like in the short-term US high yield corporate bond market?

Despite volatility throughout the period, largely due to the slide in oil prices that began in mid-2014, high yield bonds generated a positive total return of 1.95%. The short duration, higher quality sub-style of high yield, as measured by the Index, performed better than the broad market index returning 2.46%. Market performance was fueled by the continuing search for yield against a backdrop of strong fundamentals for high yield issuers. Default rates continued to be well below historical averages.

As market turbulence increased, debt securities with healthier fundamentals outperformed. Over the period BB and B-rated bonds returned 4.19% and 1.84% respectively. CCC-rated bonds performed the worst, returning –1.49%. The brokerage, Real Estate Investment Trusts (REITs), pipelines, and airlines sectors were among the best performers, which had returns of 7.6%, 6.4%, 5.6% and 5.3% respectively. The integrated energy, metals, and aerospace and defense sectors all struggled, returning –8.8%, –2.3% and –0.7% respectively.

What strategies proved most beneficial to the Fund’s performance?

•	The Fund benefited from both strong sector and security selection during the period.

•

The Fund’s underweight in the energy sector, which sold off significantly during the period, was the largest positive contributor to performance. The Fund also benefited from overweight holdings in the technology, packaging, and gaming sectors.

•	Individual security selection in the metals, energy, health care and pharmaceutical, gaming, and electricity sectors contributed positively to performance.

•	The Fund’s underweight positions in energy firms, which included EPL Oil & Gas, Afren, W&T Offshore, and Linn Energy, contributed positively to performance, since these companies underperformed.

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•

Overweight positions in the electric sector that benefitted performance included AES Corporation, NRG Energy, and Dynegy, which are electric power suppliers and generating companies. Overweight positions in mining companies Lundin Mining and Westmoreland Coal, also helped performance.

What strategies detracted most from the Fund’s performance?

•	Security selection in the chemicals, telecommunications, airlines and cable sectors hindered the Fund’s performance.

•	The Fund’s underweight positions in the pipelines, banking, and brokerage sectors detracted from performance.

•

In individual security selection, the Fund held an overweight position in the mining company Berau Coal, the capital goods company NCSG Crane & Heavy Haul, and the energy company Samson Resources, which detracted from performance. These securities underperformed throughout the period.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage contributed positively to results as the returns of the securities purchased were in excess of the cost of borrowing. As of May 31, 2015, the Fund had borrowed approximately $175 million and was about 22.8% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 28.2%.

Were there any changes to the Fund’s management?

There were no changes to the Fund’s management during the period. However, Paul Appleby, CFA, Managing Director for Prudential Investment Management, Inc. (PIM), has announced his intention to retire effective on or about January 2016. Mr. Appleby currently serves as a portfolio manager for the Fund. After Mr. Appleby retires, the Fund will continue to be managed by a team of seven portfolio managers, which includes Robert Cignarella, CFA, who is a Managing Director and co-head of Prudential Fixed Income’s Global Leveraged Finance Team.

In addition, to take greater advantage of the global scope of Prudential Fixed Income’s resources and enhance its service to investors, Pramerica Investment Management Limited (PIML), an indirect wholly owned subsidiary of PIM, will be added in a sub-subadvisory role to the Fund. This Board-approved change, which is effective on September 1, 2015, will have no impact on the Fund’s management team, investment process, or strategy. PIML has been increasingly involved in providing research that supports investments made in the Fund, and this addition will help to facilitate the Fund’s trading activities due to time zone differences outside the US. The fee for PIML’s services will be paid by PIM, not the Fund or the Fund’s manager. Based in London, PIML has a staff of 52 employees, including 28 investment professionals.

Prudential Short Duration High Yield Fund, Inc.	5

Strategy and Performance Overview (continued)

Benchmark Definitions

Barclays US High Yield Ba/B 1–5 Year 1% Issuer Constrained Index

The Barclays US High Yield Ba/B 1–5 Year 1% Issuer Constrained Index is an unmanaged index which represents performance of US higher-rated short duration high yield bonds.

Source: Barclays.

Lipper High Current Yield Funds (Leveraged) Average

The Lipper High Current Yield Funds (Leveraged) Average (Lipper Average) represents returns based on an average return of 35 funds in the Closed-End High Current Yield Funds (Leveraged) category.

Investors cannot invest directly in an index or average.

Looking for additional information?

The Fund is traded under the symbol “ISD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XISDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on www.prudentialfunds.com.

In a continuing effort to provide information concerning the Fund, shareholders may go to www.prudentialfunds.com or call (800) 451-6788 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

6	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of May 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
LONG-TERM INVESTMENTS 126.6%

BANK LOANS(a) 3.5%

Capital Goods 0.4%
RAC Ltd.	5.314%	12/17/21	GBP	1,571	$2,419,217

Chemicals 0.2%
Axalta Coating Systems US Holdings	3.750	02/01/20		946	945,723

Gaming 0.3%
MGM Resorts International	3.500	12/20/19		1,955	1,952,556

Metals 1.2%
FMG Resources (August 2006) Pty. Ltd. (Australia)	3.750	06/30/19		3,489	3,155,250
Murray Energy Corp.	7.500	04/16/20		4,000	3,884,000

					7,039,250

Technology 1.0%
BMC Software Finance, Inc.	5.000	09/10/20		2,250	2,209,091
Kronos, Inc.	9.750	04/30/20		3,740	3,855,012

					6,064,103

Telecommunications 0.4%
Communications Sales & Leasing, Inc.	5.000	10/24/22		2,575	2,565,988

TOTAL BANK LOANS (cost $20,832,728)					20,986,837

CORPORATE BONDS 123.1%

Aerospace & Defense 1.3%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(b)	7.500	03/15/18		2,875	3,029,531
Ducommun, Inc., Gtd. Notes(b)	9.750	07/15/18		3,375	3,569,062
Esterline Technologies Corp., Gtd. Notes(b)	7.000	08/01/20		1,225	1,277,063

					7,875,656

Airlines 1.9%
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2012-3, Class C(b)	6.125	04/29/18		10,700	11,261,750

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	7

Portfolio of Investments

as of May 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Automotive 2.8%
American Axle & Manufacturing, Inc.,
Gtd. Notes(b)	5.125%	02/15/19	2,225	$2,291,750
Gtd. Notes	7.750	11/15/19	1,720	1,960,800
Fiat Chrysler Automobiles NV (United Kingdom), Sr. Unsec’d. Notes, 144A	4.500	04/15/20	1,050	1,068,375
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250	11/15/19	1,100	1,134,375
Schaeffler Holding Finance BV (Germany),
Sr. Sec’d. Notes, PIK, 144A	6.250	11/15/19	1,200	1,276,512
Sr. Sec’d. Notes, PIK, 144A(b)	6.875	08/15/18	6,850	7,124,000
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.000	04/29/20	2,000	2,035,000

				16,890,812

Building Materials & Construction 8.5%
Beazer Homes USA, Inc.,
Gtd. Notes	5.750	06/15/19	2,125	2,077,188
Sr. Sec’d. Notes	6.625	04/15/18	4,825	4,987,844
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.500	12/15/20	2,590	2,661,225
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $1,063,750; purchased 03/27/15)(c)(d)	6.750	05/01/21	1,000	1,058,750
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A(b)	9.875	04/30/19	5,000	5,500,000
D.R. Horton, Inc., Gtd. Notes(b)	4.750	05/15/17	3,000	3,131,250
HD Supply, Inc., Gtd. Notes	11.500	07/15/20	2,500	2,925,000
KB Home, Gtd. Notes(b)	4.750	05/15/19	2,000	1,990,000
Lennar Corp.,
Gtd. Notes(b)	4.500	06/15/19	2,600	2,665,000
Gtd. Notes(b)	4.750	12/15/17	5,075	5,265,312
Standard Pacific Corp.,
Gtd. Notes(b)	8.375	05/15/18	3,500	4,007,500
Gtd. Notes(b)	10.750	09/15/16	3,225	3,571,687
Toll Brothers Finance Corp.,
Gtd. Notes	4.000	12/31/18	400	410,000
Gtd. Notes(b)	8.910	10/15/17	1,600	1,831,680
US Concrete, Inc., Sr. Sec’d. Notes(b)	8.500	12/01/18	7,075	7,499,500

See Notes to Financial Statements.

8

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Building Materials & Construction (cont’d.)
William Lyon Homes, Inc., Gtd. Notes	8.500%	11/15/20	850	$924,375

				50,506,311

Cable & Satellite 8.9%
Cablevision Systems Corp.,
Sr. Unsec’d. Notes(b)	7.750	04/15/18	2,750	3,014,687
Sr. Unsec’d. Notes(b)	8.625	09/15/17	6,700	7,428,625
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes	6.500	04/30/21	2,000	2,103,750
Gtd. Notes(b)	7.000	01/15/19	4,648	4,831,015
Gtd. Notes	7.375	06/01/20	1,000	1,065,000
CSC Holdings LLC, Sr. Unsec’d. Notes(b)	8.625	02/15/19	2,500	2,850,000
DISH DBS Corp.,
Gtd. Notes(b)	4.250	04/01/18	4,590	4,716,225
Gtd. Notes	4.625	07/15/17	2,000	2,077,500
Gtd. Notes(b)	7.875	09/01/19	1,000	1,130,000
Harron Communications LP/Harron Finance Corp., Sr. Unsec’d. Notes, 144A(c)	9.125	04/01/20	4,000	4,335,000
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes	7.250	04/01/19	6,135	6,288,375
Gtd. Notes	7.250	10/15/20	500	506,875
Numericable Group SA (France), Sr. Sec’d. Notes, 144A(b)	4.875	05/15/19	4,655	4,682,930
Telesat Canada/Telesat LLC (Canada), Gtd. Notes, 144A(b)	6.000	05/15/17	7,500	7,621,875
Videotron Ltd. (Canada), Gtd. Notes	9.125	04/15/18	41	41,769

				52,693,626

Capital Goods 11.4%
Anixter, Inc., Gtd. Notes(b)	5.625	05/01/19	1,500	1,614,375
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes(b)	3.033(a)	12/01/17	5,340	5,393,400
BlueLine Rental Finance Corp., Sec’d. Notes, 144A (original cost $934,813; purchased 01/16/14 - 02/12/14)(b)(c)(d)	7.000	02/01/19	925	955,063
Clean Harbors, Inc., Gtd. Notes	5.250	08/01/20	850	873,375

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	9

Portfolio of Investments

as of May 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A (original cost $1,304,250; purchased 03/21/14 - 10/06/14)(b)(c)(d)	8.750%	12/15/19	1,200	$1,209,000
CNH Industrial America LLC, Gtd. Notes	7.250	01/15/16	1,810	1,864,300
CNH Industrial Capital LLC, Gtd. Notes(b)	3.875	11/01/15	2,075	2,087,969
Dycom Investments, Inc., Gtd. Notes	7.125	01/15/21	900	947,250
Hertz Corp. (The),
Gtd. Notes(b)	4.250	04/01/18	3,875	3,923,437
Gtd. Notes	6.750	04/15/19	925	957,375
Gtd. Notes(b)	7.500	10/15/18	2,400	2,484,000
Kenan Advantage Group, Inc. (The), Sr. Unsec’d. Notes, 144A (original cost $9,981,563; purchased 04/04/14 - 04/15/14)(b)(c)(d)	8.375	12/15/18	9,250	9,643,125
Laureate Education, Inc., Gtd. Notes, 144A	10.000	09/01/19	3,875	3,749,062
Michael Baker International LLC/CDL Acquisition Company, Inc., Sr. Sec’d. Notes, 144A(b)	8.250	10/15/18	4,025	3,939,469
NCSG Crane & Heavy Haul Services, Inc. (Canada), Sec’d. Notes, 144A(b)	9.500	08/15/19	1,750	1,163,750
Polymer Group, Inc., Sr. Sec’d. Notes(b)	7.750	02/01/19	868	901,635
Safway Group Holding LLC/Safway Finance Corp., Sec’d. Notes, 144A(b)	7.000	05/15/18	7,474	7,660,850
SPX Corp., Gtd. Notes(b)	6.875	09/01/17	3,600	3,924,000
Terex Corp., Gtd. Notes	6.500	04/01/20	1,500	1,571,250
Unifrax I LLC/Unifrax Holding Co.,
Gtd. Notes, 144A (original cost $5,864,030; purchased 05/14/14 - 06/30/14)(c)(d)	7.500	02/15/19	5,538	5,631,703
Gtd. Notes, 144A (original cost $4,080,000; purchased 07/28/14)(c)(d)	7.500	02/15/19	4,000	4,067,680
WireCo WorldGroup, Inc., Gtd. Notes	9.500	05/15/17	3,050	2,821,250

				67,383,318

Chemicals 4.3%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holdings BV, Gtd. Notes, 144A	7.375	05/01/21	11,126	12,071,710

See Notes to Financial Statements.

10

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Hexion, Inc., Sr. Sec’d. Notes	8.875%	02/01/18	2,065	$1,894,637
Kissner Milling Co., Ltd. (Canada), Sr. Sec’d. Notes, 144A (original cost $1,527,500; purchased 05/15/14 - 02/03/15)(c)(d)	7.250	06/01/19	1,525	1,561,219
Koppers, Inc., Gtd. Notes(b)	7.875	12/01/19	5,494	5,603,880
PolyOne Corp., Sr. Unsec’d. Notes(b)	7.375	09/15/20	4,050	4,242,375

				25,373,821

Consumer 1.8%
Jarden Corp., Gtd. Notes(b)	7.500	05/01/17	3,750	4,125,000
Scotts Miracle-Gro Co. (The), Gtd. Notes(b)	6.625	12/15/20	2,000	2,095,000
Service Corp. International,
Sr. Unsec’d. Notes	7.000	06/15/17	1,000	1,088,750
Sr. Unsec’d. Notes(b)	7.625	10/01/18	2,753	3,179,715

				10,488,465

Electric 3.3%
AES Corp., Sr. Unsec’d. Notes	7.375	07/01/21	800	895,500
DPL, Inc.,
Sr. Unsec’d. Notes	6.500	10/15/16	271	284,550
Sr. Unsec’d. Notes	7.250	10/15/21	2,500	2,721,875
Dynegy, Inc., Gtd. Notes, 144A(b)	6.750	11/01/19	4,300	4,547,250
GenOn Energy, Inc., Sr. Unsec’d. Notes	9.500	10/15/18	1,125	1,161,562
Mirant Mid Atlantic LLC, Pass-Through Certificates, Series B	9.125	06/30/17	613	650,096
NRG Energy, Inc., Gtd. Notes(b)	7.625	01/15/18	6,850	7,634,325
NRG REMA LLC,
Pass-Through Certificates, Series B(c)	9.237	07/02/17	709	754,367
Pass-Through Certificates, Series C(b)	9.681	07/02/26	900	976,500

				19,626,025

Energy—Integrated 0.2%
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	7.250	12/12/21	1,500	1,395,000

Energy—Other 3.2%
California Resources Corp., Gtd. Notes	5.000	01/15/20	900	857,250

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	11

Portfolio of Investments

as of May 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Energy—Other (cont’d.)
EP Energy LLC/Everest Acquisition Finance, Inc., Gtd. Notes(b)	9.375%	05/01/20	1,200	$1,303,500
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A (original cost $7,717,500; purchased 03/15/13)(c)(d)	8.000	02/15/20	7,000	7,280,000
PHI, Inc., Gtd. Notes	5.250	03/15/19	1,225	1,185,188
SESI LLC, Gtd. Notes	6.375	05/01/19	1,165	1,197,037
Tesoro Corp., Gtd. Notes(b)	4.250	10/01/17	3,675	3,803,625
Whiting Canadian Holding Co. ULC, Gtd. Notes(b)	8.125	12/01/19	3,050	3,233,000

				18,859,600

Foods 6.0%
ARAMARK Services, Inc., Gtd. Notes	5.750	03/15/20	950	991,563
Constellation Brands, Inc.,
Gtd. Notes	3.875	11/15/19	2,275	2,329,031
Gtd. Notes(b)	7.250	09/01/16	3,052	3,262,557
Cott Beverages, Inc. (Canada), Gtd. Notes, 144A	6.750	01/01/20	3,025	3,183,813
Diamond Foods, Inc., Gtd. Notes, 144A	7.000	03/15/19	3,550	3,674,250
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $3,784,375; purchased 06/17/14)(b)(c)(d)	7.250	06/01/21	3,500	3,697,750
Landry’s, Inc., Gtd. Notes, 144A (original cost $9,175,031; purchased 05/27/14 - 05/07/15)(c)(d)	9.375	05/01/20	8,475	9,121,219
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A	9.000	11/01/19	2,175	2,359,875
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A(b)	5.250	08/01/18	3,185	3,252,681
Tops Holding Corp./Tops Markets LLC, Sr. Sec’d. Notes (original cost $4,007,438; purchased 10/25/13 - 08/14/14)(c)(d)	8.875	12/15/17	3,650	3,823,375

				35,696,114

See Notes to Financial Statements.

12

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Gaming 7.2%
CCM Merger, Inc., Gtd. Notes, 144A (original cost $3,788,015; purchased 09/04/13 - 05/21/14)(c)(d)	9.125%	05/01/19	3,618	$3,925,530
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(b)	4.375	11/01/18	3,775	3,907,125
Isle of Capri Casinos, Inc., Gtd. Notes	8.875	06/15/20	2,075	2,256,562
MGM Resorts International,
Gtd. Notes(b)	7.500	06/01/16	2,000	2,095,400
Gtd. Notes(b)	8.625	02/01/19	3,630	4,174,500
Gtd. Notes(b)	10.000	11/01/16	7,000	7,700,000
MTR Gaming Group, Inc., Sec’d. Notes(b)	11.500	08/01/19	6,102	6,513,885
Peninsula Gaming LLC/Peninsula Gaming Corp., Gtd. Notes, 144A	8.375	02/15/18	4,000	4,205,000
Pinnacle Entertainment, Inc.,
Gtd. Notes	7.500	04/15/21	1,050	1,114,313
Gtd. Notes(b)	8.750	05/15/20	4,481	4,682,645
Station Casinos LLC, Gtd. Notes	7.500	03/01/21	1,716	1,827,540

				42,402,500

Healthcare & Pharmaceutical 14.3%
Acadia Healthcare Co., Inc., Gtd. Notes	12.875	11/01/18	1,000	1,105,000
Allergan, Inc., Gtd. Notes(b)	1.350	03/15/18	2,240	2,206,315
Biomet, Inc., Gtd. Notes	6.500	08/01/20	1,250	1,321,875
Capella Healthcare, Inc., Gtd. Notes	9.250	07/01/17	2,628	2,700,270
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000	05/15/19	3,700	3,783,250
CHS/Community Health Systems, Inc., Gtd. Notes(b)	8.000	11/15/19	9,950	10,571,875
ConvaTec Finance International SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A	8.250	01/15/19	1,235	1,219,563
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500	12/15/18	4,115	4,320,750
Emdeon, Inc., Gtd. Notes(b)	11.000	12/31/19	8,000	8,760,000
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	7.000	12/15/20	1,800	1,894,500
HCA Holdings, Inc., Sr. Unsec’d. Notes(b)	7.750	05/15/21	6,000	6,420,120
HCA, Inc.,
Gtd. Notes(b)	8.000	10/01/18	1,855	2,161,075
Sr. Sec’d. Notes(b)	3.750	03/15/19	3,075	3,121,125
Sr. Sec’d. Notes	4.250	10/15/19	2,350	2,439,065

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	13

Portfolio of Investments

as of May 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
Kindred Healthcare, Inc., Gtd. Notes, 144A(b)	8.000%	01/15/20	3,650	$3,946,562
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A	4.875	04/15/20	3,775	3,864,656
MedAssets, Inc., Gtd. Notes(b)	8.000	11/15/18	6,351	6,573,285
Tenet Healthcare Corp.,
Sr. Sec’d. Notes(b)	6.250	11/01/18	2,750	2,995,768
Sr. Unsec’d. Notes	8.000	08/01/20	1,000	1,045,000
Sr. Unsec’d. Notes, 144A	5.000	03/01/19	5,700	5,685,750
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A	5.375	03/15/20	4,175	4,352,437
Gtd. Notes, 144A	6.750	08/15/18	1,991	2,104,238
Gtd. Notes, 144A	7.500	07/15/21	2,250	2,461,500

				85,053,979

Media & Entertainment 5.3%
AMC Entertainment, Inc., Gtd. Notes	9.750	12/01/20	5,678	6,207,190
AMC Networks, Inc., Gtd. Notes(b)	7.750	07/15/21	3,745	4,072,687
Carlson Travel Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A (original cost $3,812,250; purchased 06/26/14 - 08/04/14)(c)(d)	7.500	08/15/19	3,800	3,857,000
Carmike Cinemas, Inc., Sec’d. Notes(b)	7.375	05/15/19	4,550	4,818,450
Cinemark USA, Inc., Gtd. Notes	7.375	06/15/21	825	884,813
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	7.625	03/15/20	215	224,406
Crown Media Holdings, Inc., Gtd. Notes	10.500	07/15/19	500	530,000
Entercom Radio LLC, Gtd. Notes	10.500	12/01/19	4,000	4,350,000
Gannett Co., Inc., Gtd. Notes	5.125	10/15/19	650	680,063
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $2,786,875; purchased 07/30/13 - 04/20/15)(b)(c)(d)	5.000	08/01/18	2,725	2,806,750
National CineMedia LLC, Sr. Unsec’d. Notes	7.875	07/15/21	1,500	1,582,500
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A	5.250	11/15/19	1,200	1,240,440

				31,254,299

Metals 8.2%
AK Steel Corp., Sr. Sec’d. Notes(b)	8.750	12/01/18	5,791	6,123,983

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Metals (cont’d.)
Alcoa, Inc., Sr. Unsec’d. Notes(b)	6.750%	07/15/18	3,000	$3,401,907
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes	5.125	06/01/20	950	964,250
Sr. Unsec’d. Notes	5.250	02/25/17	3,550	3,700,875
Sr. Unsec’d. Notes	6.000	08/05/20	2,000	2,105,000
Sr. Unsec’d. Notes	6.125	06/01/18	3,400	3,646,500
AuRico Gold, Inc. (Canada), Sec’d. Notes, 144A(b)	7.750	04/01/20	1,500	1,530,000
Berau Capital Resources Pte. Ltd. (Indonesia), Sr. Sec’d. Notes, 144A	12.500	07/08/15	3,850	2,348,500
Cliffs Natural Resources, Inc., Sr. Unsec’d. Notes	5.950	01/15/18	1,300	1,085,500
FMG Resources (August 2006) Pty. Ltd. (Australia), Gtd. Notes, 144A	8.250	11/01/19	2,150	1,967,250
JMC Steel Group, Inc., Sr. Unsec’d. Notes, 144A (original cost $1,536,500; purchased 08/11/14 - 11/26/14)(c)(d)	8.250	03/15/18	1,525	1,380,125
Kaiser Aluminum Corp., Gtd. Notes	8.250	06/01/20	1,200	1,305,000
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A(b)	7.500	11/01/20	6,825	7,379,531
New Gold, Inc. (Canada), Gtd. Notes, 144A	7.000	04/15/20	1,325	1,382,969
Peabody Energy Corp., Gtd. Notes(b)	6.000	11/15/18	3,224	2,289,040
Steel Dynamics, Inc., Gtd. Notes(b)	6.125	08/15/19	6,525	6,965,437
United States Steel Corp., Sr. Unsec’d. Notes	7.000	02/01/18	1,000	1,081,250

				48,657,117

Non-Captive Finance 3.5%
CIT Group, Inc., Sr. Unsec’d. Notes(b)	4.250	08/15/17	4,175	4,268,937
International Lease Finance Corp.,
Sr. Unsec’d. Notes(b)	3.875	04/15/18	1,350	1,381,995
Sr. Unsec’d. Notes	6.250	05/15/19	600	666,000
Sr. Unsec’d. Notes(b)	8.875	09/01/17	4,000	4,530,000
International Wire Group Holdings, Inc., Sec’d. Notes, 144A(b)	8.500	10/15/17	1,000	1,042,500
KCG Holdings, Inc., Sr. Sec’d. Notes, 144A	6.875	03/15/20	1,300	1,240,850
Navient Corp.,
Sr. Unsec’d. Notes, MTN	8.000	03/25/20	425	479,188
Sr. Unsec’d. Notes, MTN(b)	8.450	06/15/18	3,650	4,088,000

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	15

Portfolio of Investments

as of May 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Non-Captive Finance (cont’d.)
OneMain Financial Holdings, Inc., Gtd. Notes, 144A(b)	6.750%	12/15/19	2,900	$3,104,798

				20,802,268

Packaging 4.4%
AEP Industries, Inc., Sr. Unsec’d. Notes(b)	8.250	04/15/19	4,500	4,623,750
Ardagh Packaging Finance PLC (Ireland), Gtd. Notes, 144A	9.125	10/15/20	3,000	3,210,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	6.250	01/31/19	200	203,500
Berry Plastics Corp., Sec’d. Notes	9.750	01/15/21	1,625	1,792,050
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II IS (New Zealand), Gtd. Notes, 144A	6.000	06/15/17	1,150	1,161,500
Greif, Inc.,
Sr. Unsec’d. Notes(b)	6.750	02/01/17	1,200	1,266,000
Sr. Unsec’d. Notes	7.750	08/01/19	3,200	3,632,000
Owens-Brockway Glass Container, Inc., Gtd. Notes(b)	7.375	05/15/16	2,983	3,113,506
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A(b)	9.500	08/15/19	2,525	2,562,875
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group LU (New Zealand), Gtd. Notes	9.875	08/15/19	3,000	3,180,000
Sealed Air Corp., Gtd. Notes, 144A	6.500	12/01/20	1,045	1,165,175

				25,910,356

Paper 0.8%
Smurfit Kappa Acquisitions (Ireland), Sr. Sec’d. Notes, 144A	4.875	09/15/18	3,450	3,639,750
Tembec Industries, Inc. (Canada), Sr. Sec’d. Notes, 144A	9.000	12/15/19	1,025	994,250

				4,634,000

Pipelines & Other 0.6%
AmeriGas Partners LP/AmeriGas Eagle Finance Corp., Sr. Unsec’d. Notes	6.500	05/20/21	725	763,062
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625	06/15/20	675	703,688

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pipelines & Other (cont’d.)
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $2,144,688; purchased 01/10/13 - 05/02/13)(b)(c)(d)	6.000%	01/15/19	2,150	$2,262,875

				3,729,625

Real Estate Investment Trusts 0.2%
CTR Partnership LP/Caretrust Capital Corp., Gtd. Notes	5.875	06/01/21	920	945,300

Retailers 3.2%
Academy Ltd./Academy Finance Corp., Gtd. Notes, 144A	9.250	08/01/19	5,250	5,551,875
Claire’s Stores, Inc.,
Sr. Sec’d. Notes, 144A	6.125	03/15/20	400	328,000
Sr. Sec’d. Notes, 144A(b)	9.000	03/15/19	4,200	3,727,500
Family Tree Escrow LLC, Sr. Sec’d. Notes, 144A	5.250	03/01/20	700	734,125
HT Intermediate Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	12.000	05/15/19	350	360,500
Petco Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A (original cost $348,250; purchased 10/04/12)(c)(d)	8.500	10/15/17	350	360,500
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(b)	6.875	11/15/19	1,900	1,999,750
THOM Europe SAS (France), Sr. Sec’d. Notes, 144A	7.375	07/15/19	EUR 4,000	4,634,816
Toys “R” Us Property Co. II LLC, Sr. Sec’d. Notes(b)	8.500	12/01/17	1,500	1,511,250

				19,208,316

Technology 14.6%
Alcatel-Lucent USA, Inc. (France),
Gtd. Notes, 144A(b)	4.625	07/01/17	2,800	2,880,500
Gtd. Notes, 144A	6.750	11/15/20	4,170	4,420,200
Gtd. Notes, 144A	8.875	01/01/20	1,500	1,646,250
Ancestry.com, Inc., Gtd. Notes	11.000	12/15/20	300	342,000
Audatex North America, Inc., Gtd. Notes, 144A	6.000	06/15/21	2,000	2,087,080

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	17

Portfolio of Investments

as of May 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Technology (cont’d.)
Brightstar Corp.,
Gtd. Notes, 144A (original cost $8,400,250; purchased 04/27/12 - 11/14/14)(b)(c)(d)	9.500%	12/01/16	7,900	$8,171,760
Sr. Unsec’d. Notes, 144A (original cost $3,193,501; purchased 07/26/13 - 10/23/13)(b)(c)(d)	7.250	08/01/18	3,100	3,286,000
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A(b)	6.625	06/01/20	4,355	4,485,650
CommScope, Inc., Sr. Sec’d. Notes, 144A	4.375	06/15/20	1,375	1,387,031
CoreLogic, Inc., Gtd. Notes	7.250	06/01/21	1,500	1,595,625
First Data Corp.,
Gtd. Notes	12.625	01/15/21	8,352	9,782,280
Sr. Sec’d. Notes, 144A(b)	7.375	06/15/19	2,500	2,600,000
Sr. Sec’d. Notes, 144A(b)	8.875	08/15/20	2,240	2,368,800
Freescale Semiconductor, Inc.,
Gtd. Notes	10.750	08/01/20	6,016	6,429,600
Sr. Sec’d. Notes, 144A	6.000	01/15/22	1,500	1,616,250
Igloo Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	8.250	12/15/17	1,950	1,964,625
Interactive Data Corp., Gtd. Notes, 144A(b)	5.875	04/15/19	7,400	7,483,250
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.750	06/01/18	500	510,000
Seagate HDD Cayman, Gtd. Notes	3.750	11/15/18	75	78,429
Sophia LP/Sophia Finance, Inc., Gtd. Notes, 144A	9.750	01/15/19	3,475	3,722,594
SunGard Data Systems, Inc.,
Gtd. Notes	6.625	11/01/19	1,425	1,487,344
Gtd. Notes(b)	7.375	11/15/18	8,093	8,426,836
Gtd. Notes	7.625	11/15/20	1,750	1,850,625
TransUnion Holding Co., Inc.,
Sr. Unsec’d. Notes	8.125	06/15/18	3,835	3,930,875
Sr. Unsec’d. Notes, PIK	9.625	06/15/18	4,140	4,165,875

				86,719,479

Telecommunications 6.4%
CenturyLink, Inc., Sr. Unsec’d. Notes	5.150	06/15/17	565	589,013
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A(b)	14.750	12/01/16	4,750	5,634,687

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Eileme 2 AB (Poland), Sr. Sec’d. Notes, 144A	11.625%	01/31/20	750	$840,075
Embarq Corp., Sr. Unsec’d. Notes (original cost $53,015; purchased 04/11/13)(c)(d)	7.082	06/01/16	46	48,477
Frontier Communications Corp., Sr. Unsec’d. Notes	8.125	10/01/18	1,775	1,958,038
Level 3 Financing, Inc.,
Gtd. Notes	3.914(a)	01/15/18	1,145	1,159,312
Gtd. Notes	7.000	06/01/20	1,500	1,606,875
Gtd. Notes	8.625	07/15/20	3,500	3,775,625
Qwest Capital Funding, Inc., Gtd. Notes	6.500	11/15/18	1,000	1,080,000
Sprint Communications, Inc.,
Gtd. Notes, 144A	9.000	11/15/18	2,580	2,957,325
Sr. Unsec’d. Notes	8.375	08/15/17	550	600,875
Sr. Unsec’d. Notes(b)	9.125	03/01/17	1,400	1,530,200
T-Mobile USA, Inc.,
Gtd. Notes	6.542	04/28/20	1,150	1,216,125
Gtd. Notes	6.625	11/15/20	1,000	1,047,500
Telecom Italia Capital SA (Italy), Gtd. Notes	6.999	06/04/18	3,000	3,343,200
Wind Acquisition Finance SA (Italy), Sr. Sec’d. Notes, 144A	6.500	04/30/20	3,000	3,187,500
Windstream Services LLC, Gtd. Notes	7.875	11/01/17	6,250	6,734,375
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes	10.125	07/01/20	354	400,020

				37,709,222

Transportation 0.8%
XPO Logistics, Inc., Sr. Unsec’d. Notes, 144A(b)	7.875	09/01/19	4,500	4,831,875

TOTAL CORPORATE BONDS (cost $732,986,333)				729,908,834

TOTAL LONG-TERM INVESTMENTS (cost $753,819,061)				750,895,671

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	19

Portfolio of Investments

as of May 31, 2015 continued

Description	Shares	Value (Note 1)
SHORT-TERM INVESTMENT 1.2%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $7,019,204)(Note 3)(e)	7,019,204	$7,019,204

TOTAL INVESTMENTS 127.8% (cost $760,838,265)(Note 5)		757,914,875
Liabilities in excess of other assets(f) (27.8)%		(164,749,732)

NET ASSETS 100.0%		$593,165,143

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

EUR—Euro

GBP—British Pound

MTN—Medium Term Note

PIK—Payment-in-Kind

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at May 31, 2015.
(b)	Represents security, or a portion thereof, with aggregate value of $391,632,535 segregated as collateral for amount of $175,000,000 borrowed and outstanding as of May 31, 2015. Of such securities, securities in the amount of $85,224,549 have been loaned for which, the amount borrowed serves as collateral. Securities on loan are subject to contractual netting arrangements.
(c)	Indicates a security or securities that have been deemed illiquid.
(d)	Indicates a restricted security; the aggregate cost of the restricted securities is $75,503,594. The aggregate value, $74,147,901, is approximately 12.5% of net assets.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(f)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at May 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 06/02/15	JPMorgan Chase	GBP	1,551	$2,386,481	$2,371,118	$(15,363)

See Notes to Financial Statements.

20

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
Euro,
Expiring 06/02/15	Goldman Sachs & Co.	EUR	3,980	$4,336,920	$4,370,697	$33,777

				$6,723,401	$6,741,815	$18,414

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 06/02/15	JPMorgan Chase	GBP	1,551	$2,359,223	$2,371,118	$(11,895)
Expiring 07/02/15	JPMorgan Chase	GBP	1,551	2,386,014	2,370,574	15,440
Euro,
Expiring 06/02/15	Goldman Sachs & Co.	EUR	3,980	4,332,981	4,370,697	(37,716)
Expiring 07/02/15	Goldman Sachs & Co.	EUR	3,980	4,338,831	4,372,561	(33,730)

				$13,417,049	$13,484,950	$(67,901)

						$(49,487)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of May 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$20,986,837	$—
Corporate Bonds	—	717,020,488	12,888,346
Affiliated Money Market Mutual Fund	7,019,204	—	—

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	21

Portfolio of Investments

as of May 31, 2015 continued

	Level 1	Level 2	Level 3
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$—	$(49,487)	$—

Total	$7,019,204	$737,957,838	$12,888,346

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds
Balance as of 5/31/14	$3,282,112	$2,181,224
Realized gain (loss)	(6,029)	—
Change in unrealized appreciation (depreciation)**	2,505	(106,863)
Purchases	—	11,348,750
Sales	(3,278,588)	(212,418)
Accrued discount/premium	—	—
Transfers into Level 3	—	877,877
Transfers out of Level 3	—	(1,200,224)

Balance as of 5/31/15	$—	$12,888,346

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.
**	Of which, $(106,863) was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of May 31, 2015	Valuation Methodology	Unobservable Inputs
Corporate Bonds	$12,888,346	Market Approach	Single Broker Indicative Quote

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Corporate Bonds	$1,200,224	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes
Corporate Bonds	$877,877	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote

See Notes to Financial Statements.

22

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of May 31, 2015 was as follows (Unaudited):

Technology	15.6%
Healthcare & Pharmaceutical	14.3
Capital Goods	11.8
Metals	9.4
Cable & Satellite	8.9
Building Materials & Construction	8.5
Gaming	7.5
Telecommunications	6.8
Foods	6.0
Media & Entertainment	5.3
Chemicals	4.5
Packaging	4.4
Non-Captive Finance	3.5
Electric	3.3
Retailers	3.2
Energy—Other	3.2%
Automotive	2.8
Airlines	1.9
Consumer	1.8
Aerospace & Defense	1.3
Affiliated Money Market Mutual Fund	1.2
Transportation	0.8
Paper	0.8
Pipelines & Other	0.6
Energy—Integrated	0.2
Real Estate Investment Trusts	0.2

127.8
Liabilities in excess of other assets	(27.8)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and foreign exchange risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of May 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$49,217	Unrealized depreciation on forward foreign currency exchange contracts	$98,704

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	23

Portfolio of Investments

as of May 31, 2015 continued

The effects of derivative instruments on the Statement of Operations for the year ended May 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts*	Swaps	Total
Credit contracts	$—	$133,772	$133,772
Foreign exchange contracts	1,100,135	—	1,100,135

	$1,100,135	$133,772	$1,233,907

*	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts*	Swaps	Total
Credit contracts	$—	$(120,466)	$(120,466)
Foreign exchange contracts	(49,487)	—	(49,487)

	$(49,487)	$(120,466)	$(169,953)

*	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended May 31, 2015, the Fund’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts—Purchased(1)	Forward Foreign Currency Exchange Contracts—Sold(1)	Credit Default Swaps Agreements— Sell Protection(2)
$3,720,362	$8,503,221	$1,485

(1)	Value at Settlement Date.
(2)	Notional Amount in USD (000).

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting

See Notes to Financial Statements.

24

arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Goldman Sachs & Co.	$33,777	$(33,777)	$—	$—
JPMorgan Chase	15,440	(15,440)	—	—

	$49,217

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Goldman Sachs & Co.	$(71,446)	$33,777	$—	$(37,669)
JPMorgan Chase	(27,258)	15,440	—	(11,818)

	$(98,704)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Fund. Such amounts are applied up to 100% of the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	25

Statement of Assets & Liabilities

as of May 31, 2015

Assets
Investments at value, including securities on loan of $85,224,549:
Unaffiliated Investments (cost $753,819,061)	$750,895,671
Affiliated Investments (cost $7,019,204)	7,019,204
Foreign currency, at value (cost $182,034)	182,826
Dividends and interest receivable	14,264,965
Receivable for investments sold	13,475,702
Unrealized appreciation on forward foreign currency exchange contracts	49,217
Prepaid expenses	1,368

Total assets	785,888,953

Liabilities
Loan payable	175,000,000
Payable for investments purchased	16,783,949
Management fee payable	537,548
Dividends payable	124,958
Accrued expenses and other liabilities	107,831
Unrealized depreciation on forward foreign currency exchange contracts	98,704
Payable to custodian	38,510
Deferred directors’ fees	22,235
Loan interest payable	10,075

Total liabilities	192,723,810

Net Assets	$593,165,143

Net assets were comprised of:
Common stock, at par	$33,257
Paid-in capital in excess of par	633,874,484

633,907,741
Undistributed net investment income	4,648,041
Accumulated net realized loss on investment and foreign currency transactions	(42,416,826)
Net unrealized depreciation on investments and foreign currencies	(2,973,813)

Net assets, May 31, 2015	$593,165,143

Net asset value per share ($593,165,143 ÷ 33,256,724 shares of common stock issued and outstanding)	$17.84

See Notes to Financial Statements.

26

Statement of Operations

Year Ended May 31, 2015

Net Investment Income
Income
Interest income	$49,203,053
Other income	54,140
Affiliated dividend income	17,410

Total income	49,274,603

Expenses
Management fee	6,711,797
Loan interest expense	2,416,707
Custodian and accounting fees	89,000
Shareholders’ reports	68,000
Legal fees and expenses	61,000
Directors’ fees	55,000
Audit fee	41,000
Registration fees	31,000
Transfer agent’s fees and expenses	16,000
Insurance expenses	8,000
Miscellaneous	13,028

Total expenses	9,510,532

Net investment income	39,764,071

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(8,271,456)
Swap agreement transactions	133,772
Foreign currency transactions	1,185,708

(6,951,976)

Net change in unrealized appreciation (depreciation) on:
Investments	(12,765,025)
Swap agreements	(120,466)
Foreign currencies	(50,423)

(12,935,914)

Net loss on investment and foreign currency transactions	(19,887,890)

Net Increase In Net Assets Resulting From Operations	$19,876,181

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	27

Statement of Changes in Net Assets

	Year Ended May 31,
	2015	2014
Increase (Decrease) In Net Assets
Operations
Net investment income	$39,764,071	$40,656,831
Net realized loss on investment and foreign currency transactions	(6,951,976)	(82,110)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(12,935,914)	662,916

Net increase in net assets resulting from operations	19,876,181	41,237,637

Dividends from net investment income (Note 1)	(52,731,862)	(53,136,185)

Fund share transactions (Note 6)*
Net asset value of shares issued in reinvestment of dividends and distributions	—	215,376

Net increase in net assets from Fund share transactions	—	215,376

Total decrease	(32,855,681)	(11,683,172)

Net Assets:
Beginning of year	626,020,824	637,703,996

End of year(a)	$593,165,143	$626,020,824

(a) Includes undistributed net investment income of:	$4,648,041	$5,419,836

* Share Capital Activity
Shares issued for underwriters over-allotment option	—	—
Shares issued in the investment of dividends	—	11,499

See Notes to Financial Statements.

28

Statement of Cash Flows

For the Year Ended May 31, 2015

Increase (Decrease) in Cash
Cash flows from operating activities:
Interest and dividends paid (excluding discount and premium amortization of $(10,825,193))	$62,290,037
Operating expenses paid	(7,112,883)
Loan interest paid	(2,419,854)
Purchases of long-term portfolio investments	(472,506,842)
Proceeds from disposition of long-term portfolio investments	547,869,042
Net purchases and sales of short-term investments	3,868,146
Increase in receivable for investments sold	(6,581,665)
Decrease in payable for investments purchased	(11,241,927)
Increase in net cash received for swap agreement transactions	133,772
Decrease in deposit with broker	350,000
Decrease in due from broker—variation margin	7,618
Decrease in prepaid expenses	244
Net cash received for foreign currency transactions	1,185,708
Effect of exchange rate changes	48,281

Net cash provided from operating activities	115,889,677

Cash flows from financing activities:
Cash dividends paid	(52,776,325)
Increase in payable to custodian	38,510
Decrease in borrowing	(63,000,000)

Net cash used in financing activities	(115,737,815)

Net increase /(decrease) in cash	151,862
Cash at beginning of year	30,964

Cash at end of year, including foreign currency	$182,826

Reconciliation of Net Increase in Net Assets to Net Cash Provided from Operating Activities
Net increase in net assets resulting from operations	$19,876,181

Decrease in investments	90,055,539
Net realized loss on investment and swap agreement transactions	6,951,976
Decrease in net unrealized appreciation on investments and foreign currencies	12,935,914
Increase in net cash received for swap agreement transactions	133,772
Net cash received for foreign currency transactions	1,185,708
Effect of exchange rate changes	48,281
Decrease in interest and dividends receivable	2,190,241
Increase in receivable for investments sold	(6,581,665)
Decrease in due from broker—variation margin	7,618
Decrease in deposit with broker	350,000
Decrease in prepaid expenses	244
Decrease in payable for investments purchased	(11,241,927)
Decrease in loan interest payable	(3,147)
Decrease in accrued expenses and other liabilities	(36,293)
Increase in deferred directors’ fees	17,235

Total adjustments	96,013,496

Net cash provided from operating activities	$115,889,677

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	29

Notes to Financial Statements

Prudential Short Duration High Yield Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was incorporated as a Maryland corporation on November 14, 2011. The Fund’s investment objective is to provide a high level of current income.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the

30

NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Prudential Short Duration High Yield Fund, Inc.	31

Notes to Financial Statements

continued

Portfolio securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest without limit in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(a)(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

32

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Prudential Short Duration High Yield Fund, Inc.	33

Notes to Financial Statements

continued

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund sold protection using credit default swaps to take an active short position with respect to the likelihood of a particular issuer’s default. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed

34

securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a sub-adviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs

Prudential Short Duration High Yield Fund, Inc.	35

Notes to Financial Statements

continued

resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of May 31, 2015, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Loan Participations: The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower and any other persons interpositioned between the Fund and the borrower.

The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

36

Payment In Kind Securities: The Fund may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK (payment-in-kind) securities and accreting discounts and amortizing premiums on debt obligations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PI has received an order from the Securities and Exchange Commission granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PI to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PI, adopt a managed distribution policy.

Prudential Short Duration High Yield Fund, Inc.	37

Notes to Financial Statements

continued

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Organization and Offering Costs: PI paid all of the Fund’s organizational costs and such amount of the Fund’s offering costs (other than sales load) that exceeded $0.04 per share of common stock. Organizational costs were expensed by the Fund as incurred.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses.

38

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .80% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

PI and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended May, 31, 2015, aggregated $472,506,842 and $547,857,771, respectively.

Note 5. Distributions and Tax Information

Distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended May 31, 2015, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $12,195,996 due to differences in the treatment for book and tax purposes of premium amortization and certain transactions involving foreign securities, paydowns and swaps. Net investment income, net realized loss on investment transactions and net assets were not affected by this change.

Prudential Short Duration High Yield Fund, Inc.	39

Notes to Financial Statements

continued

For the years ended May 31, 2015 and May 31, 2014, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $52,731,862 and $53,136,185 of ordinary income, respectively.

As of May 31, 2015, the Fund had accumulated undistributed ordinary income on a tax basis of $4,723,512.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of May 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$772,839,836	$6,029,670	$(20,954,631)	$(14,924,961)	$(936)	$(14,925,897)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes. The other cost basis adjustments are primarily attributable to appreciation of swaps.

For federal income tax purposes, the Fund had a capital loss carryforward as of May 31, 2015 of approximately $18,399,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

In accordance with the provision of Subchapter M of the Internal Revenue Code and the excise tax requirements, the Fund elected to treat post-October capital losses of approximately $12,017,000 as having been incurred in the following fiscal year (May 31, 2016).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

40

Note 6. Capital

There are 1 billion shares of $0.001 par value common stock authorized. Prior to commencement of operations on April 30, 2012, the Fund issued 5,240 shares of common stock to Prudential at an aggregate purchase price of $100,084. As of May 31, 2015, Prudential owned 6,726 shares of the Fund.

For the year ended May 31, 2015, the Fund did not issue shares in connection with the Fund’s dividend reinvestment plan.

On June 13, 2012, an additional 2,575,000 shares were issued in connection with the exercise of the underwriters over-allotment option. An amount of $49,182,500 (net of sales load of $2,317,500) was received pursuant to this allotment. An amount of $103,000 ($0.04 per share of the common stock) was used to offset any offering costs as described in Note 1 of the Notes to the Financial Statements.

During the period ended May 31, 2012, the Fund issued 30,500,000 shares of common stock in its initial public offering. These shares were all issued at $20.00 per share before a sales load of $0.90 per share. Offering costs of $1,220,000 (representing $0.04 per share) were offset against the proceeds of the offering and have been charged to paid-in capital in excess of par.

Note 7. Borrowings and Re-hypothecation

The Fund currently is a party to a committed credit facility (the “credit facility”) with a financial institution. The credit facility provides for a maximum commitment of $300 million. Interest on any borrowings under the credit facility is payable at the negotiated rates. The Fund’s obligations under the credit facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and meet its general cash flow requirements.

During the year ended May 31, 2015, the Fund utilized the credit facility and had an average daily outstanding loan balance of $236,441,096 during the 365 day period that the facility was utilized, at an average interest rate of 1.02%. The maximum amount of loan outstanding during the period was $258,000,000. There was a balance of $175,000,000 outstanding at May 31, 2015.

Re-hypothecation: The credit facility agreement permits, subject to certain conditions, the financial institution to re-hypothecate, up to the amount outstanding under the facility, portfolio securities segregated by the Fund as collateral. The Fund continues

Prudential Short Duration High Yield Fund, Inc.	41

Notes to Financial Statements

continued

to receive interest on re-hypothecated securities. The Fund also has the right under the agreement to recall the re-hypothecated securities from the financial institution on demand. If the financial institution fails to deliver the recalled security in a timely manner, the Fund will be compensated by the financial institution for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the financial institution, the Fund, upon notice to the financial institution, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Fund will receive a portion of the fees earned by the financial institution in connection with the re-hypothecation of portfolio securities. Such earnings are disclosed in the statement of operations under Other Income.

Note 8. Subsequent Event

Dividends and Distributions: On May 28, 2015 the Fund declared monthly dividends of $0.1225 per share payable on June 30, 2015, July 31, 2015 and August 31, 2015, respectively, to shareholders of record on June 19, 2015, July 17, 2015 and August 21, 2015, respectively. The ex-dividend dates were June 17, 2015, July 15, 2015 and August 19, 2015, respectively.

Note 9. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. At this time, management is evaluating the implications of ASU No. 2015-07 and its impact on the financial statement disclosures has not yet been determined.

42

Financial Highlights

	Year Ended May 31,						April 30, 2012(a) through May 31,
	2015(b)		2014(b)		2013(b)		2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$18.82		$19.18		$18.75		$19.10	*
Income (loss) from investment operations:
Net investment income	1.20		1.22		1.24		.07
Net realized and unrealized gain (loss) on investment transactions	(.59)		.02		.74		(.38)
Total from investment operations	.61		1.24		1.98		(.31)
Less Dividends:
Dividends from net investment income	(1.59)		(1.60)		(1.57)		-
Fund share transactions:
Common stock offering costs charged to paid-in capital in excess of par	-		-		-	(g)	(.04)
Accretion to net asset value from the exercise of the underwriters over-allotment option (Note 6)	-		-		.02		-
Total of share transactions	-		-		.02		(.04)
Net asset value, end of period	$17.84		$18.82		$19.18		$18.75
Market price, end of period	$15.75		$17.84		$19.45		$20.09
Total Return(c):	(2.92)%		.24%		4.97%		.35%

Ratios/Supplemental Data:
Net assets, end of period (000)	$593,165		$626,021		$637,704		$571,884
Average net assets (000)	$602,489		$630,017		$635,754		$576,384
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.58%	(e)	1.52%	(e)	1.47%	(e)	1.16%	(e)(f)
Expenses before waivers and/or expense reimbursement	1.58%	(e)	1.52%	(e)	1.53%	(e)	1.20%	(e)(f)
Net investment income	6.60%		6.45%		6.45%		4.20%	(f)
Portfolio turnover rate	58%		75%		74%		12%	(h)
Asset coverage	439%		363%		405%		524%
Total debt outstanding at period-end (000)	$175,000		$238,000		$209,000		$135,000

* Initial public offering price of $20.00 per share less sales load of $.90 per share.

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Includes interest expense of ..41% for the year ended May 31, 2015, .36% for the year ended May 31, 2014, .35% for the year ended May 31, 2013 and .08% for the period ended May 31, 2012.

(f) Annualized.

(g) Less than $.005 per share.

(h) Not annualized.

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	43

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Short Duration High Yield Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Short Duration High Yield Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of May 31, 2015, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for the three-year period then ended and for the period April 30, 2012 (commencement of operations) through May 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2015, and the results of its operations, the cash flows, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 22, 2015

44

Tax Information

(Unaudited)

For the year ended May 31, 2015, the Fund reports the maximum amount allowable but not less than 79.89% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after May 31, 2015. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2015.

Prudential Short Duration High Yield Fund, Inc.	45

Other Information

(Unaudited)

Dividend Reinvestment Plan. Unless a holder of Common Stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on Common Stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Stock. The holders of Common Stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of Common Stock and may re-invest that cash in additional Common Stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s Common Stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. The Common Stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Stock from the Fund (“Newly Issued Common Stock”) or (ii) by purchase of outstanding Common Stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the Common Stock plus per share fees (as defined below) is equal to or greater than the NAV per share of Common Stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued Common Stock on behalf of the participants. The number of Newly Issued Common Stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of Common Stock on the payment date, provided that, if the NAV per share of Common Stock is less than or equal to 95% of the closing market price per share of Common Stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Stock on the payment date. If, on the payment date for any Dividend, the NAV per share of Common Stock is greater than the closing market value per share of Common Stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of

46

Common Stock acquired on behalf of the participants in Open-Market Purchases. “Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of Common Stock exceeds the NAV per share of Common Stock, the average per share purchase price paid by the Plan Administrator for Common Stock may exceed the NAV per share of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the Dividend had been paid in Newly Issued Common Stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Stock at the NAV per share of Common Stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of Common Stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common Stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of Common Stock such as banks, brokers or nominees that hold shares of Common Stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of

Prudential Short Duration High Yield Fund, Inc.	47

Other Information

(Unaudited) continued

Common Stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her shares of Common Stock, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of Common Stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of Common Stock and

48

a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of Common Stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

Prudential Short Duration High Yield Fund, Inc.	49

Supplemental Proxy Information

An Annual Meeting of Stockholders was held on March 13, 2015. At such meeting the stockholders elected the following Class III Directors:

Approval of Directors

Class III	Affirmative Votes Cast	Shares Against/Withheld
Scott E. Benjamin	30,403,997	530,466
Linda W. Bynoe	30,390,441	544,022
Michael S. Hyland	30,400,135	534,328
James E. Quinn	30,354,760	579,703

50

Management of the Fund (Unaudited)

Information about the Directors and Officers of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Ellen S. Alberding (57) Director Portfolios Overseen: 62	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	Since 2013 (Class I)	None.
Kevin J. Bannon (63) Director Portfolios Overseen: 62	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Since 2011 (Class II)	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (63) Director Portfolios Overseen: 62	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Since 2011 (Class III)	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Short Duration High Yield Fund, Inc.

Management of the Fund (continued)

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Keith F. Hartstein (58) Director Portfolios Overseen: 62	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	Since 2013 (Class II)	None.
Michael S. Hyland, CFA (69) Director Portfolios Overseen: 62	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	Since 2011 (Class III)	None.
Stephen P. Munn (73) Director Portfolios Overseen: 62	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Since 2011 (Class I)	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (71) Director & Independent Chair Portfolios Overseen: 62	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	Since 2011 (Class I)	None.
Stephen G. Stoneburn (72) Director Portfolios Overseen: 62	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	Since 2011 (Class II)	None.

Visit our website at www.prudentialfunds.com

Interested Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Stuart S. Parker (52) Director & President Portfolios Overseen: 62	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	Since 2015 (Class III)	None.
Scott E. Benjamin (42) Director & Vice President Portfolios Overseen: 62	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	Since 2011 (Class III)	None.
Grace C. Torres (56)* Director Portfolios Overseen: 60	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Since 2015 (Class II)	None.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, Ms. Torres is considered to be an “interested person” under the 1940 Act. Ms. Torres serves as a non-management Interested Director, and receives compensation from the Fund for her service as a Director.

Prudential Short Duration High Yield Fund, Inc.

Management of the Fund (continued)

Fund Officers(a)
Name, Address and Age Position with Fund	Term of Office	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (59) Chief Legal Officer	Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst (39) Chief Compliance Officer	Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.
Deborah A. Docs (57) Secretary	Since 2011	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (56) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (40) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (52) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Term of Office	Principal Occupation(s) During Past Five Years
Amanda S. Ryan (37) Assistant Secretary	Since 2011	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Since 2013	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
M. Sadiq Peshimam (51) Treasurer & Principal Financial and Accounting Officer	Since 2011	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (56) Assistant Treasurer	Since 2011	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti (48) Assistant Treasurer	Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin (54) Assistant Treasurer	Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.

(a)	Excludes Mr. Parker and Mr. Benjamin, Interested Directors of the Fund who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Directors are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
•	Unless otherwise noted, the address of all Directors and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
•

The Board of Directors is divided into three classes, each of which has three year terms. Class I term expires in 2016, Class II term expires in 2017 and Class III term expires in 2018. Officers are generally elected by the Board to one-year terms.

•

There is no set term of office for Directors or Officers. The Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the Board or the Directors) of Prudential Short Duration High Yield Fund, Inc. (the Fund) consists of eleven individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Directors). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established two standing committees: the Audit Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Approval of New Sub-Subadvisory Agreement

As required by the 1940 Act, as amended (the 1940 Act), at an in-person meeting of the Board held on March 3-5, 2015, the Board, including a majority of the Independent Directors, considered and approved a proposed sub-subadvisory agreement (the Sub-Subadvisory Agreement) between Prudential Investment Management, Inc. (PIM or the Subadviser) and Pramerica Investment Management Limited (PIML or the Sub-Subadviser), under which PIM may delegate subadvisory authority to PIML such that PIML may execute trades directly on behalf of the Fund.

In approving the Sub-Subadvisory Agreement, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Funds by the Sub-Subadviser; any relevant comparable performance information; the fees, if any, proposed to be paid by PIM to the Sub-Subadviser under the Sub-Subadvisory Agreement and the potential for economies of scale that may be shared with the Fund and its shareholders. In connection with its deliberations, the Board considered information provided by the Manager, the Subadviser and the Sub-Subadviser at or in advance of the meetings on March 3-5, 2015. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the Sub-Subadvisory Agreement with respect to the Fund.

The Directors determined that the overall arrangements between the Manager, the Subadviser and the Sub-Subadviser, which will serve as a sub-subadviser to the Fund pursuant to the terms of the Sub-Subadvisory Agreement, are in the best interests of the Fund and its shareholders in light of the services to be performed, the fees to be

Prudential Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

charged, if any, under the Sub-Subadvisory Agreement and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the Sub-Subadvisory Agreement with respect to the Fund are separately discussed below.

Nature, Quality and Extent of Services

The Board noted that it had received and considered information regarding the nature and extent of services currently provided to the Fund by PIM under the current subadvisory agreement at the meetings on June 9-11, 2014. The Board also noted that PIM proposed to formally delegate trading and limited management authority for the Fund to PIML so that PIML will be authorized to act on behalf of the Fund and conduct real-time trading in either the United States or the United Kingdom, where PIML is organized. The Board noted the Manager’s statement that the existing arrangements, which require all trades on behalf of the Fund to be routed through PIM personnel in the US, create delays that potentially disadvantage the Fund and its shareholders.

With respect to the quality of services, the Board considered, among other things, the background and experience of the PIML management team and compliance personnel. The Board met with representatives from PIM and PIML and reviewed the qualifications, backgrounds and responsibilities of the personnel who would be authorized to act on behalf of the Fund. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to PIML. The Board noted that it received a favorable compliance report from the Fund’s Chief Compliance Officer (CCO) as to PIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment sub-subadvisory services anticipated to be provided to the Fund by PIML and that there was a reasonable basis on which to conclude that the Fund would benefit from the additional subadvisory services to be provided by PIML under the new Sub-Subadvisory Agreement. The Board noted the Manager’s statement that no member of the PIML portfolio management team would serve as a portfolio manager of the Fund.

Performance of the Fund

The Board noted that performance of other accounts managed by PIML was not a relevant factor for its consideration since PIML would not be responsible for

Visit our website at www.prudentialfunds.com

managing Fund assets under the Sub-Subadvisory Agreement. The Board noted the Manager’s statements that PIML’s role would be limited to trading on behalf of the Fund and that PIM portfolio managers will oversee all transactions executed by PIML.

Investment Subadvisory Fee Rates

The Board noted that under the Sub-Subadvisory Agreement PIML will be paid a subadvisory fee, if any, by PIM, not the Fund or the Manager. The Board noted the Manager’s statement that the fees and expenses of the Fund and the fees paid by the Manager to PIM will not increase as a result of the Sub-Subadvisory Agreement.

Subadviser’s Profitability

The Board noted that any fee to be paid to PIML for sub-subadvisory services would be paid by PIM, not the Manager or the Fund. The Board further noted that PIML is affiliated with PIM and the Manager and, as a result, the Board will not separately consider PIML’s profitability since PIML’s profitability will be reflected in the Manager’s profitability report.

Economies of Scale

The Board noted that any fee to be paid to PIML for sub-subadvisory services would be paid by PIM, not the Manager or the Fund. The Board noted that it would review economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to the Sub-Subadviser or its Affiliates from Serving as Sub-Subadviser

The Board considered potential “fall-out” or ancillary benefits that might be received by PIML and its affiliates as a result of their relationships with the Fund. The Board concluded that any potential benefits to be derived by PIML, which included potential access to additional research resources and benefits to its reputation, were consistent with the types of benefits generally derived by subadvisers to mutual funds.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the Sub-Subadvisory Agreement was in the best interests of the Fund and its shareholders.

Prudential Short Duration High Yield Fund, Inc.

Privacy Notice

This privacy notice is being provided on behalf of the companies listed in this notice. It describes how information about you is handled and the steps we take to protect your privacy. We call this information “customer data” or just “data.” If you have other Prudential products or relationships, you may receive a separate privacy notice describing the practices that apply to those products or relationships. If your relationship with us ends, we will continue to handle data about you the same way we handle customer data.

Protecting Customer Data

We maintain physical, electronic, and procedural safeguards to protect customer data. The only persons who are authorized to have access to it are those who need access to do their jobs. We require them to keep the data secure and confidential.

Information We Collect

We collect data you give us and data about the products and relationships you have with us, so that we can serve you, including offering products and services to you. It includes, for example:

•	your name and address,
•	income and Social Security number.

We also collect data others give us about you, for example:

•	medical information for insurance applications,
•	consumer reports from consumer reporting agencies, and
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees, for example, group life insurance.

Sharing Data

We may share data with affiliated companies and with other companies so that they can perform services for us or on our behalf. We may, for example, disclose data to other companies for customer service or administrative purposes. We may disclose limited information such as:

•	your name,
•	address, and
•	the types of products you own

to service providers so they can provide marketing services to us.

We may also disclose data as permitted or required by law, for example:

•	to law enforcement officials,
•	in response to subpoenas,
•	to regulators, or
•	to prevent fraud.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Your Financial Security, Your Satisfaction & Your Privacy	Privacy 0019 Ed. 3/2015 MUTU-D5862

We do not disclose data to Prudential affiliates or other companies to allow them to market their products or services to you. We may tell you about a product or service that a Prudential company or other companies offer. If you respond, that company will know that you were in the group selected to receive the information.

Annual Notices

We will send notices at least once a year, as federal and state laws require. We reserve the right to modify this policy at any time.

If you have questions about Prudential’s Privacy Notice please call us. The toll-free number is (800) 236-6848.

Many Prudential Financial companies are required to send privacy notices to their customers. This notice is being provided to customers of the Prudential Financial companies listed below:

Insurance Companies and Separate Accounts

Prudential Insurance Company of America, The

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Prudential Retirement Insurance and Annuity Company (PRIAC)

PRIAC Variable Contract Account A

CG Variable Annuity Account I & II (Connecticut General)

Prudential Legacy Insurance Company of New Jersey

All separate accounts that include the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.

Prudential Annuities Distributors, Inc.

Global Portfolio Strategies, Inc.

Pruco Securities, LLC

Prudential Investment Management, Inc.

Prudential Investment Management Services LLC

Prudential Investments LLC

Prudential Private Placement Investors, L.P.

Bank and Trust Companies

Prudential Bank & Trust, FSB

Prudential Trust Company

Investment Companies and Other Investment Vehicles

Asia Pacific Fund, Inc., The

Prudential Investments Mutual Funds

Prudential Capital Partners, L.P.

Target Portfolio Trust, The

Advanced Series Trust

The Prudential Series Fund

Private Placement Trust Investors, LLC

All funds that include the following names: Prudential or PCP

MUTU-D5862

■ MAIL	■ MAIL (OVERNIGHT)	■ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842-3170	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
■ WEBSITE
www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 30170 College Station, TX 77842-3170

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sidley Austin LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short Duration High Yield Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

This report is transmitted to shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.

NYSE	ISD
CUSIP	74442F107

PICE1000E    0279989-00001-00

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended May 31, 2015 and May 31, 2014, KPMG, the Registrant’s principal accountant, billed the Registrant $41,200 and $41,200, respectively for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

●	a review of the nature of the professional services expected to be provided,

●	a review of the safeguards put into place by the accounting firm to safeguard independence, and

●	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations

➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation

➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2015 and 2014. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2015 and 2014 was $0 respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Stephen P. Munn (chair), Kevin J. Bannon, Ellen S. Alberding, and Richard A. Redeker (ex-officio).

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

PROXY VOTING POLICIES OF THE SUBADVISER

PRUDENTIAL FIXED INCOME

Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account. Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process.

Prudential Fixed Income invests primarily in public debt, thus there are few traditional proxies voted by us. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. If a security is held in multiple accounts and two or more portfolio managers are not in agreement with respect to a particular vote, our proxy voting committee will determine the vote. Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.

We take into account restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote securities on a best efforts basis and in the best economic interest of our clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential conflict of interest between our firm and our clients, we refer the proxies regarding that issuer for resolution to our proxy voting committee, which is composed of senior management. This may include abstaining from a particular vote or voting in accordance with the policy of the proxy voting facilitator rather than our own policy.

Some of our clients elect to retain voting authority for themselves. If a client has a question about a particular solicitation, the client may contact its client service representative and we will try to address the client’s question. We will not, however, disclose how we intend to vote on an issue for other clients’ accounts.

Any client may obtain a copy of our proxy voting policy, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the Fund’s investment strategy.

Paul Appleby, CFA, is a Managing Director and co-Head of Prudential Fixed Income’s Leveraged Finance Team, which includes the US and European High Yield Bond and Bank Loan sector teams. Previously, he was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. Mr. Appleby was also a high yield bond credit analyst and worked in Prudential Financial’s private placement group. Before joining Prudential Financial in 1987, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Robert Cignarella, CFA, is a Managing Director and co-Head of Prudential Fixed Income’s Leveraged Finance Team, which includes the US and European High Yield Bond and Bank Loan sector teams. Previously, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is a Managing Director and Senior Investment Officer for Prudential Fixed Income. He is also senior portfolio manager for Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Daniel Thorogood, CFA, is a Vice President for Prudential Fixed Income’s High Yield Team, responsible for portfolio strategy and managing high yield bond allocations in multi-sector portfolios. Prior to joining the High Yield Team, Mr. Thorogood was a member of Prudential Fixed Income’s Quantitative Research and Risk Management Group. Mr. Thorogood was the head of a team of portfolio analysts who support the firm’s credit-related strategies, including investment grade corporate, high yield corporate, and emerging market debt sectors. The team was primarily responsible for performing detailed portfolio analysis relative to benchmarks, monitoring portfolio risk exposures, and analyzing performance through proprietary return attribution models. Prior to joining the Quantitative Research and Risk Management Group in 1996, Mr. Thorogood was Associate Manager in Prudential Fixed Income’s Trade Support and Operations Unit. He received a BS in Finance from Florida State University and an MBA in Finance from Rutgers University. Mr. Thorogood holds the Chartered Financial Analyst (CFA) designation.

Brian Clapp, CFA, is a Principal and a high yield portfolio manager for Prudential Fixed Income’s High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on Prudential Fixed Income’s Credit Research team. He joined Prudential Financial in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, and an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and a high yield portfolio manager for Prudential Fixed Income’s High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in Prudential Fixed Income’s Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of Prudential Financial’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Ryan Kelly, CFA, is a Principal and a high yield portfolio manager for Prudential Fixed Income’s High Yield Team. Prior to his current position, Mr. Kelly was a senior high yield credit analyst in Prudential Fixed Income’s Credit Research Group, covering the automotive, energy, technology and finance sectors. Previously, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was an investment banker at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr. Kelly began his career in investment banking at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector. He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

Terence Wheat, CFA, is a Principal, global high yield portfolio manager and an emerging markets corporate portfolio manager at Prudential Fixed Income. Previously, he was a high yield portfolio manager for Prudential Fixed Income’s High Yield Team for six years. Mr. Wheat also spent 12 years as a credit analyst in Prudential Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group. Mr. Wheat joined Prudential Financial in 1988. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Other Accounts Managed by the Portfolio Managers. The following tables set forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of May 31, 2015.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface. In addition is information about portfolio manager ownership of Fund securities. The Ownership Fund Securities column shows the dollar range of equity securities of the Fund beneficially owned by portfolio manager.

Portfolio Managers	Registered Invesment Companies/ Total Assets	Other Pooled Investment Vehicles	Other Accounts/ Total Assets	Fund Ownership
Paul Appleby, CFA	20 / $12,914,197,799	15 / $5,137,462,790 24 / $8,081,311,695	73 / $13,454,687,959 1 / $0	$50,001-$100,000
Michael J. Collins, CFA	19 / $33,084,885,018	6 / $5,235,972,630	32 / $14,322,004,215 1 / $0	$10,001-$50,000
Robert Spano, CFA, CPA	20 / $12,727,572,841	12 / $4,604,783,912	73 / $13,371,938,602 1 / $0	$10,001-$50,000
Terence Wheat, CFA	20 / $12,727,572,841	12 / $4,604,783,912	74 / $13,397,204,208 1 / $0	$10,001-$50,000
Daniel Thorogood, CFA	19 / $9,574,681,204	12 / $4,604,783,912	70 / $13,054,803,280 1 / $0	$10,001-$50,000
Ryan Kelly, CFA	20 / $12,727,572,841	12 / $4,604,783,912	72 / $13,332,192,890 1 / $0	$0
Brian Clapp, CFA	20 / $12,727,584,509	12 / $4,604,783,912	68 / $12,062,517,872 1 / $0	$0
Robert Cignarella, CFA	20 / $12,914,208,525	12 / $4,604,783,912	68 / $12,062,517,872 1 / $0	$0

Compensation and Conflicts Disclosure:

Compensation

General

The base salary of an investment professional in the Prudential Fixed Income unit of PIM is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under Prudential Fixed Income’s long-term incentive plan, is primarily based on such person’s contribution to Prudential Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

Cash Bonus

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of Prudential Fixed Income’s operating income and is refined by business metrics, such as:

- business development initiatives, measured primarily by growth in operating income;

- the number of investment professionals receiving a bonus; and

- investment performance of portfolios relative to appropriate peer groups or market benchmarks.

Long-Term Compensation

Long-term compensation consists of Prudential Financial restricted stock and grants under the long-term incentive plan. Grants under the long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. The value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of Prudential Fixed Income’s most frequently marketed investment strategies. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of Prudential Fixed Income’s business. Both the restricted stock and participation interests are subject to vesting requirements.

Conflicts Related to Long-Term Compensation

The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under Prudential Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. As a result of the long-term incentive plan, Prudential Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, Prudential Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to ensure that each of its client accounts is managed in a manner that is consistent with Prudential Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, Prudential Fixed Income’s chief investment officer reviews performance among similarly managed accounts to confirm that performance is consistent with expectations. The results of this review process are discussed at meetings of Prudential Fixed Income’s trade management oversight committee.

Conflicts of Interest—In General

Like other investment advisers, Prudential Fixed Income is subject to various conflicts of interest in the ordinary course of its business. Prudential Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, Prudential Fixed Income seeks to address such conflicts through one or more of the following methods: elimination of the conflict;

●	disclosure of the conflict; or
●	management of the conflict through the adoption of appropriate policies and procedures.

Prudential Fixed Income follows the policies of Prudential on business ethics, personal securities trading by investment personnel, and information barriers. Prudential Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. Prudential Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Prudential Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how Prudential Fixed Income addresses these conflicts.

• Performance fees—Prudential Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for Prudential Fixed Income and its investment professionals to favor one account over another. Specifically, Prudential Fixed Income could be considered to have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

• Proprietary accounts—Prudential Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. Prudential Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.

• Large accounts—large accounts typically generate more revenue than do smaller accounts and certain of Prudential Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Prudential Fixed Income.

• Long only and long/short accounts—Prudential Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. Prudential Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts.

• Securities of the same kind or class—Prudential Fixed Income may buy or sell for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. Prudential Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies affecting trading in the same securities or types of securities may appear as inconsistencies in Prudential Fixed Income’s management of multiple accounts side-by-side.

• Benefit plan accounts—Prudential Fixed Income manages certain commingled vehicles that are options under the
401(k) and deferred compensation plans offered by Prudential Financial. As a result, its investment professionals may have direct or indirect interests in these vehicles.

• Non-discretionary accounts or models—Prudential Fixed Income provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after Prudential Fixed Income executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if Prudential Fixed Income delivers the model investment portfolio or investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How Prudential Fixed Income Addresses These Conflicts of Interest

Prudential Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

• The head of Prudential Fixed Income and its chief investment officer periodically review and compare performance and performance attribution for each client account within its various strategies.

• In keeping with Prudential Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. Prudential Fixed Income’s trade management oversight committee, which meets at least quarterly, is responsible for providing oversight with respect to trade aggregation and allocation.

• Prudential Fixed Income has compliance procedures with respect to its aggregation and allocation policy that includes independent monitoring by its compliance group of the timing, allocation and aggregation of trades and the allocation of investment opportunities. In addition, its compliance group reviews a sampling of new issue allocations and related documentation each month to confirm compliance with its allocation procedures. Prudential Fixed Income’s compliance group reports the results of its monitoring processes to its trade management oversight committee.

• Prudential Fixed Income’s trade management oversight committee reviews forensic reports of new issue allocation throughout the year so that new issue allocation in each of its strategies is reviewed at least once during each year. This forensic analysis includes such data as the:

• number of new issues allocated in the strategy;

• size of new issue allocations to each portfolio in the strategy; and

• profitability of new issue transactions.

The results of these analyses are reviewed and discussed at Prudential Fixed Income’s trade management oversight committee meetings.

• Prudential Fixed Income’s trade management oversight committee also reviews a secondary issue allocation report.

• The procedures above are designed to detect patterns and anomalies in Prudential Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

• Prudential Fixed Income has policies and procedures that specifically address its side-by-side management of long/short and long only portfolios. These policies address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to Prudential Fixed Income’s Affiliations

As an indirect wholly-owned subsidiary of Prudential Financial, Prudential Fixed Income is part of a diversified, global financial services organization. Prudential Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker/dealers and other investment advisers. Some of its employees are officers of some of these affiliates.

• Conflicts Arising Out of Legal Restrictions. Prudential Fixed Income may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale, even when such purchase or sale might otherwise be beneficial to the client. These restrictions may apply as a result of its relationship with Prudential Financial and its other affiliates. For example, Prudential Fixed Income’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds unless Prudential Fixed Income monitors and restricts purchases. In addition, Prudential Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, Prudential Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. Prudential Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. Prudential Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PIM by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of Prudential Fixed Income.

• Conflicts Related to Investment of Client Assets in Affiliated Funds. Prudential Fixed Income may invest client assets in funds that it manages or subadvises for an affiliate. Prudential Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both Prudential Fixed Income and its affiliate. Prudential Fixed Income does not receive a management fee for advising these funds. Prudential Fixed Income is only entitled to reimbursement of its costs and expenses for these services.

• Conflicts Related to Co-investment by Affiliates. Prudential Fixed Income affiliates may provide initial funding or otherwise invest in vehicles it manages. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a future point in time or when it deems that sufficient additional capital has been invested in that fund.

• The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

• In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

• Prudential Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. Prudential Fixed Income believes that these conflicts are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management of long only and long-short accounts.

• Conflicts Arising Out of Industry Activities. Prudential Fixed Income and its affiliates have service agreements with various vendors that are also investment consultants. Under these agreements, Prudential Fixed Income or its affiliates compensate the vendors for certain services, including software, market data and technology services. Prudential Fixed Income’s clients may also retain these vendors as investment consultants. The existence of these service agreements may provide an incentive for the investment consultants to favor Prudential Fixed Income when they advise their clients. Prudential Fixed Income does not, however, condition its purchase of services from consultants upon their recommending Prudential Fixed Income to their clients. Prudential Fixed Income will provide clients with information about services that it obtains from these consultants upon request.

• PICA General Account. Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including Prudential Fixed Income’s trades on behalf of the account, may affect market prices. Although Prudential Fixed Income doesn’t expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Financial Interests

• Conflicts Related to the Offer and Sale of Securities

Certain of Prudential Fixed Income’s employees may offer and sell securities of, and units in, commingled funds that it manages. Employees may offer and sell securities in connection with their roles as registered representatives of an affiliated broker/dealer, officers of an affiliated trust company, agents of PICA or the role of an affiliate as general partner of investment partnerships. There is an incentive for Prudential Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

• Conflicts Related to Securities Holdings and Other Financial Interests.

• Securities Holdings. Prudential Financial, PICA’s general account, Prudential Fixed Income’s proprietary accounts and accounts of other affiliates of it (collectively, affiliated accounts) hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. These investments can result in conflicts between the interests of the affiliated accounts and the interests of Prudential Fixed Income’s clients. For example:

• Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by Prudential Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt.

• To the extent permitted by applicable law, Prudential Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. Prudential Fixed Income’s interest in having the debt repaid creates a conflict of interest. Prudential Fixed Income has adopted a refinancing policy to address this conflict.

Prudential Fixed Income may be unable to invest client assets in the securities of certain issuers as a result of the investments described above.

• Financial Interests. Prudential Fixed Income and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms. For example, Prudential Fixed Income may invest client assets in the securities of issuers that are also its advisory clients. In addition, Prudential Fixed Income may invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that Prudential Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees

When client accounts hold illiquid or difficult to value investments, Prudential Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. Prudential Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. When the Fund is utilizing leverage, the fees paid to Prudential Fixed Income will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s investable assets, which includes any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund. In such case, Prudential Fixed Income may have a financial incentive to increase the Fund’s use of leverage, which constitutes an inherent conflict of interest.

Conflicts Related to Securities Lending Fees

When Prudential Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates. This conflict is mitigated by the fact that Prudential Fixed Income’s advisory fees are generally based on the value of assets in a client’s account. In addition, Prudential Fixed Income’s securities lending function has a separate reporting line to its chief operating officer (rather than its chief investment officer).

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

              There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:        Prudential Short Duration High Yield Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	July 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	July 20, 2015

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	July 20, 2015